SECOND AMENDMENT TO CREDIT AGREEMENT

            THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is dated as of the 31st day of May, 2007, among PARKWAY PROPERTIES LP ("Borrower"), 111 CAPITOL BUILDING LIMITED PARTNERSHIP, PARKWAY JACKSON LLC, PARKWAY LAMAR LLC, PARKWAY PROPERTIES, INC. and PARKWAY PROPERTIES GENERAL PARTNERS, INC. (collectively, the "Guarantors"), WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the "Agent"), WACHOVIA CAPITAL MARKETS, LLC, as Sole Lead Arranger and Sole Book Runner (the "Lead Arranger"), and the lenders a party hereto (collectively, the "Lenders").

W I T N E S S E T H:

            WHEREAS, the Borrower, the Agent and the Lenders executed and delivered that certain First Amended and Restated Credit Agreement, dated as of April 27, 2006 (as amended, supplemented or other modified from time to time, the "Credit Agreement");

            WHEREAS, the Borrower has requested, and the Agent and the Lenders have agreed to, certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

            NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Guarantors, the Agent and the Lenders hereby covenant and agree as follows:

            1.         Definitions.  Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.  Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

           2.         Modification of the Credit Agreement.  The Borrower, the Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

                        (a)                By adding the following new defined terms to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

""Fee Income" means (without duplication) actual income earned by the Borrower and its Affiliates in connection with the management, leasing, construction and asset management of Properties owned by third parties and other non-wholly owned Properties of the Borrower for which the Borrower or an Affiliate of the Borrower has entered into a written, binding agreement with the Property owner for such services to be provided.

"Unsecured Debt to Unencumbered Asset Value Ratio" shall mean the ratio (expressed as a percentage) of Unsecured Debt to the aggregate Value of each Unencumbered Asset.";

                        (b)               By deleting in its entirety the first sentence of the defined term Interest Period in Section 1.1 of the Credit Agreement, and inserting in lieu thereof the following:

""Interest Period" means with respect to any LIBOR Loan, each period commencing on the date such LIBOR Loan is made or the last day of the next preceding Interest Period for such Loan and ending 7, 30, 60, 90 or 180 days or one year (so long as all Lenders are able to participate in a one year Interest Period) thereafter, as the Borrower may select in a Notice of Borrowing, except that each Interest Period of 30, 60, 90 or 180 day's or one year's duration that commences on the last Business Day of a calendar month shall end on the last Business Day of the appropriate subsequent calendar month.";

                        (c)                By deleting the last sentence of the defined term Tangible Net Worth in Section 1.1 of the Credit Agreement, and inserting in lieu thereof the following:

"Tangible Net Worth shall be calculated on a consolidated basis in accordance with GAAP, but shall be adjusted to remove any impact of FAS 141, as issued by the Financial Accounting Standards Board in June of 2001."

                        (d)               By adding the following to the end of the first sentence of the defined term Total Asset Value in Section 1.1 of the Credit Agreement:

"plus (g) the product of (i) Fee Income for the immediately preceding six (6) month period, multiplied by two (2), and (ii) multiplied by five (5); provided however, that Fee Income exceeding fifteen percent (15%) of Total Asset Value shall be excluded from the calculation of Total Asset Value";

                        (e)                By deleting the reference to "eight and one-half percent (8.50%)" in the defined term Value in Section 1.1 of the Credit Agreement, and inserting in lieu thereof "eight and one-quarter percent (8.25%)";

                        (f)                 By deleting in its entirety Section 2.15 of the Credit Agreement, and inserting in lieu thereof the following:

                        "Section 2.15  Amount Limitations.

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            Notwithstanding any other term of this Agreement or any other Loan Document, at no time may (a) the aggregate principal amount of all outstanding Revolving Loans, together with the aggregate principal amount of all outstanding Swingline Loans and Competitive Advances and the aggregate amount of all Letter of Credit Liabilities, exceed the aggregate amount of the Revolving Loan Commitments at such time or (b) the aggregate principal amount of all outstanding Revolving Loans, together with the aggregate principal amount of all outstanding Swingline Loans and Competitive Advances, the aggregate amount of all Letter of Credit Liabilities and the aggregate principal amount of all outstanding Term Loans exceed the sum of (A) the product of (x) the aggregate Value of all Unencumbered Assets divided by (y) 1.67 and (B) the Trapped Equity Property Loan Availability.";

                        (g)                By deleting in its entirety Section 7.12(b) of the Credit Agreement, and inserting in lieu thereof the following:

"(i)       The Borrower or a Wholly Owned Subsidiary of Borrower that is a Guarantor collectively shall at all times own (in fee simple title or through an Eligible Ground Lease, and including the leasehold interest in the Morgan Keegan Tower in Memphis, Tennessee) a pool (the "Pool") of assets that are not mortgaged, pledged, hypothecated, or encumbered in any manner, other than Permitted Liens, with the following characteristics:

(1)        assets in the Pool shall be completed, income producing, office buildings with net rentable area of not less than 50,000 square feet and not more than 1,500,000 square feet with parking sufficient to satisfy the requirements of Applicable Law and consistent with market conditions that will accommodate full occupancy of the building; provided however, the Pavilion Center in Atlanta, Georgia, Moorefield I, II and III in Richmond, Virginia and the Toyota Garage in Memphis, Tennessee shall not be required to meet the foregoing requirement in order to be included in the Pool;

(2)        at all times the Pool shall consist of at least eight (8) assets and have an aggregate Value of not less than $225,000,000.

(3)        the Borrower must have received from third party independent consultants, written assessments (including, without limitation, Phase I environmental reports) for each asset in, or to be added to, the Pool that do not disclose any material environmental conditions, structural defects or title defects not insured around or over, or other material risks related to such asset;

(4)        the assets in the Pool that consist of Eligible Ground Leases shall not exceed ten percent (10%) of the aggregate Value of the assets in the Pool;

(5)        no asset in the Pool shall be subject to or affected by any Negative Pledge;

(6)        the Occupancy Level of the assets Pool in the aggregate must be at least eighty percent (80%); and

(7)        each asset in the Pool must be located in an Approved Market.";

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                        (h)                By deleting in its entirety Section 7.12(c)(ii)(3) of the Credit Agreement, and inserting in lieu thereof the following:

                        "(3)      the principal indebtedness secured by such Trapped Equity Property Mortgage shall not exceed sixty percent (60%) of the Value of such Property";

                        (i)                  By deleting in its entirety the first sentence of Section 7.12(c)(iii) of the Credit Agreement, and inserting in lieu thereof the following:

"The "Trapped Equity Property Loan Availability" of any Trapped Equity Property at any time shall be the amount that is equal to the sum of (1) the amount that is equal to sixty percent (60%) of the Value of such Trapped Equity Property as of such date of determination minus (2) the principal indebtedness secured by the applicable Trapped Equity Property Mortgage described above as of such date of determination; provided, however, the aggregate of the Trapped Equity Property Loan Availability shall not exceed thirty percent (30%) of the Total Commitment.";

                        (j)                 By deleting in their entirety clauses (a) through (f) of Section 9.1 of the Credit Agreement, and inserting in lieu thereof the following:

"(a)      the Secured Debt to Total Asset Value Ratio to exceed fifty percent (50%) at any time;

            (b)        the Secured Recourse Debt to Total Asset Value Ratio to exceed ten percent (10%) at any time;

            (c)        the Unencumbered Interest Coverage Ratio to be less than 2.00:1.00 at any time;

            (d)        the Fixed Charge Coverage Ratio to be less than 1.40:1.00 at any time on or prior to the calendar quarter ending September 30, 2007, or to be less than 1.50:1.00 at any time thereafter;

            (e)        the Tangible Net Worth of Borrower at any time to be less than the sum of (i) Three Hundred Ninety-Five Million Dollars ($395,000,000), plus (ii) eighty-five percent (85%) of the net proceeds (gross proceeds less reasonable and customary costs of sale and issuance paid to Persons not Affiliates of any Obligor) received by the Borrower or Parkway Properties at any time from an Equity Issuance on or after the Agreement Date;

            (f)         the Unsecured Debt to Unencumbered Asset Value Ratio to exceed ninety percent (90%) at any time; and

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            (g)        the Debt to Total Asset Value Ratio to exceed sixty percent (60%) at any time; provided that the Debt to Total Asset Value Ratio may be greater than sixty percent (60%) but not exceed sixty-two and a half percent (62.5%) at any time during two (2) periods of up to four (4) consecutive fiscal quarters."; and

                        (k)               By amending Exhibit H to the Credit Agreement (Notice of Borrowing) to provide for the additional option of a one year Interest Period.

           3.         Restatement of Representations and Warranties.  The Borrower and Guarantors hereby restate and renew each and every representation and warranty heretofore made by them in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof (except to the extent such representations and warranties expressly relate to an earlier date) and with specific reference to this Second Amendment and all other loan documents executed and/or delivered in connection herewith.

            4.         References to Credit Agreement.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.

            5.         Acknowledgment of the Borrower and Guarantors.  The Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein, remain in full force and effect and constitute the valid and legally binding obligation of the Borrower and Guarantors enforceable against the Borrower and Guarantors in accordance with their respective terms, and that the execution and delivery of this Second Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of the Borrower's or any Guarantors' obligations under the Loan Documents.

            6.         No Default.  By execution hereof, the Borrower and Guarantors certify that each of them is and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Second Amendment, and that no Default or Event of Default has occurred and is continuing.

            7.         Waiver of Claims. The Borrower and Guarantors acknowledge, represent and agree that none of the Borrower or any Guarantor has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of the Agent or any Lender, or any past or present officers, agents or employees of the Agent or any Lender, and the Borrower and each Guarantor does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

            8.         Ratification.  Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents and the Credit Agreement as modified and amended herein.  Nothing in this Second Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of the Borrower and Guarantors under the Loan Documents.

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            9.         Counterparts.  This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered (which may be by telecopier pursuant to Section 13 below) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

            10.         Section References.  Section titles and references used in this Second Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

            11.         Further Assurances.  The Borrower and Guarantors agree to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

            12.         Governing Law.  This Second Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

            13.         Conditions Precedent.  This Second Amendment shall become effective only upon (i) execution hereof by the Agent and Arranger, and (ii) execution and return to counsel for the Agent at the telecopier number set forth below of a copy hereof by the Borrower, the Guarantors and the Requisite Lenders.  Executed copies hereof shall be sent by facsimile or e-mail to counsel for the Agent, McKenna Long & Aldridge, LLP, Attention:  Matthew D. Royko, at Telecopier number 404‑527‑3641 or to mroyko@mckennalong.com.

[SIGNATURES COMMENCE ON NEXT PAGE]

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IN WITNESS WHEREOF, the Borrower, the Guarantors, the Agent, and the Lenders have caused this Second Amendment to be duly executed, under seal, by their duly authorized officers as of the day and year first above written.

BORROWER:

PARKWAY PROPERTIES LP, a Delaware limited partnership

By:       Parkway Properties General Partners, Inc., a Delaware corporation, General Partner

By:
Name:
Title:

By:
Name:
Title:

                                                                                            [SEAL]

GUARANTORS:

111 CAPITOL BUILDING LIMITED PARTNERSHIP, a Delaware limited partnership

By:       Parkway Jackson LLC, a Mississippi limited liability company, its sole general partner

By:       Parkway Properties LP, a Delaware limited partnership, its sole member

By:       Parkway Properties General Partners, Inc., a Delaware corporation, its sole general partner

By:
Name:
Title:

By:
Name:
Title:

                        [SEAL]

[Signatures Continued on Next Page]

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[Signature Page to Second Amendment to Credit Agreement with Parkway Properties LP]

PARKWAY JACKSON LLC, a Mississippi limited liability company,

By:       Parkway Properties LP, a Delaware limited partnership, its sole member

By:       Parkway Properties General Partners, Inc., a Delaware corporation, its sole general partner

By:
Name:
Title:

By:
Name:
Title:

                                                                                                            [SEAL]

PARKWAY LAMAR LLC, a Mississippi limited liability company

By:       Parkway Properties LP, a Delaware limited partnership, its sole member

By:       Parkway Properties General Partners, Inc., a Delaware corporation, its sole general partner

By:
Name:
Title:

By:
Name:
Title:

                                                                                                            [SEAL]

[Signatures Continued on Next Page]

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[Signature Page to Second Amendment to Credit Agreement with Parkway Properties LP]

PARKWAY PROPERTIES, INC., a Maryland corporation

By:
Name:
Title:

By:
Name:
Title:

                                                            [SEAL]

PARKWAY PROPERTIES GENERAL PARTNERS, INC., a Delaware corporation

By:
Name:
Title:

By:
Name:
Title:

                                                            [SEAL]

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[Signature Page to Second Amendment to Credit Agreement with Parkway Properties LP]

LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent, as a Lender, as Swingline Lender and as Issuing Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,

as Syndication Agent and as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Co-Documentation Agent and as a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent and as a Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender

By:
Name:
Title:

[Signatures Continued On Next Page]

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[Signature Page to Second Amendment to Credit Agreement with Parkway Properties LP]

US BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

TRUSTMARK NATIONAL BANK

By:
Name:
Title:

REGIONS BANK

By:
Name:
Title:

COMPASS BANK

By:
Name:
Title:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

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